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Semi-Annual Report
November 30, 2002

Merrill Lynch
International Fund

www.mlim.ml.com

                        MERRILL LYNCH INTERNATIONAL FUND

Portfolio Information
As of 11/30/02


                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
Royal Dutch Petroleum Company ........................................    3.8%
BP Amoco PLC .........................................................    3.7
Vodafone Group PLC ...................................................    3.1
TotalFinaElf SA ......................................................    3.0
Royal Bank of Scotland Group PLC .....................................    2.5
GlaxoSmithKline PLC ..................................................    2.4
Billiton PLC .........................................................    2.4
Unilever NV 'A' ......................................................    2.2
Novartis AG (Registered Shares) ......................................    2.1
Rio Tinto PLC (Registered Shares) ....................................    2.1
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United Kingdom .......................................................   34.0%
Japan ................................................................   17.9
France ...............................................................    9.7
Switzerland ..........................................................    8.5
Netherlands ..........................................................    7.9
Italy ................................................................    4.2
Ireland ..............................................................    3.3
Hong Kong ............................................................    2.6
Spain ................................................................    2.5
Finland ..............................................................    2.0
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Banks ................................................................   15.6%
Oil & Gas ............................................................   12.4
Pharmaceuticals ......................................................    9.1
Food Products ........................................................    5.2
Metals & Mining ......................................................    4.5
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                             Merrill Lynch International Fund, November 30, 2002

DEAR SHAREHOLDER

For the six-month period ended November 30, 2002, total returns for Merrill Lynch International Fund's Class A, Class B, Class C and Class D Shares was -16.73%, -17.25%, -17.25% and -16.92%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders). The unmanaged benchmark Morgan Stanley Capital International Europe, Australasia and Far East Index posted a return of -15.10% for the same period.

The Fund's performance lagged the benchmark slightly for the six months ended November 30, 2002. Early in the period, the Fund was positioned for a recovery in global economic growth, which proved to be premature. Toward the end of the period, performance suffered because of the market's rotation out of defensive sectors into smaller and lower-quality cyclical issues as investors increased their risk appetite. The Fund was generally underweighted in these areas, which rallied significantly, as we thought these moves were not justified by underlying fundamentals. Instead, we focused on higher-quality issues. This underperformance was partially offset by good relative performance in our mining companies.

Market Review

Markets declined during the six-month period ended November 30, 2002 as nominal economic growth disappointed and concerns over corporate accounting and the geopolitical situation led investors to demand a higher risk premium. Markets fell heavily particularly in June and July as revelations of further accounting irregularities at high-profile U.S. companies such as WorldCom, Inc. dealt a heavy blow to investor confidence in the United States and in other regions. In Europe, technology and telecommunication stocks were weak, and debt concerns surrounding France Telecom and Deutsche Telekom AG further hindered performance in this area of the market. In Japan, exporting stocks such as Sony Corporation and Hitachi, Ltd. suffered as doubts were raised about the levels of overseas demand going forward. The Bank of Japan intervened to restrain the yen's strength relative to the dollar.

Markets rallied in August in the wake of severe declines, but fell sharply again in September because of deteriorating economic data, increasing geopolitical tensions and a weaker-than-expected lead up to the third-quarter reporting season. Sentiment was also negatively affected by concerns over the solvency of European financials given continued equity market weakness and deteriorating credit quality. This led to a flood of rights issues as companies moved to strengthen balance sheets. The Bank of Japan's surprise announcement in late September that it would buy stocks from banks raised hope that the government may move to recapitalize the banking sector and take more aggressive action regarding the liquidation of bad loans. This led to a sharp rally in Japanese bank shares.

Toward the end of the six-month period, European equity markets joined the U.S. rally, underpinned by third-quarter earnings numbers, which were in line with, to marginally ahead of, the market's downgraded estimates. Investors also began to anticipate that the European Central Bank would cut interest rates at its meeting at the beginning of December (which actually materialized), helping to boost the demand for equities. The Japanese market lagged other major regions as investors responded negatively to the rising possibility of forced bankruptcies and a hard landing for the economy, which could arise from more aggressive reforms to address banks' bad debt problems.

Portfolio Strategy

The Fund began the six-month period ended November 30, 2002 with a clear preference for Eastern markets (Japan and the Pacific Basin) over Western markets (Europe). There were three strands to this strategy. First, Japan and emerging Asia appeared more geared into a global economic recovery. Second, the Eastern economies had consistently demonstrated upside surprises in domestic demand growth (even Japan), whereas European domestic demand disappointed. Third, valuations in Europe looked relatively unattractive.

Within Europe, we favored the United Kingdom, reflecting relative valuations and economic performance. The United Kingdom has consistently been the only major market where a strong case could be made that it looked inexpensive in absolute terms.

At the sector level, we adopted a pro-cyclical stance in the first half of the year before shifting to a more defensive bias in the July - September quarter. This move was prompted by deterioration in the momentum of leading economic indicators. At the same time, we began to narrow the preference for Eastern over Western markets. The only notable currency strategy was to hedge some yen exposure at various points over the six-month period, which proved profitable.

Following the change in the Fund's management team at the end of September, which meant that the Fund transitioned to a more bottom-up stock selection approach, certain changes were made resulting in the current strategy. We are underweighted in the retail sector, as we have concerns about consumer spending going forward, given the mounting personal debt levels of individuals. We also have an underweighted stance toward the insurance sector, particularly in Europe where we have concerns about the solvency of certain issues. The Fund is overweighted in food and beverage stocks as we believe these are attractively valued and offer relatively resilient earnings streams. Another overweighted position is in the materials sector where we were able to find high-quality cyclical exposure at a reasonable price.

In Conclusion

Recent macroeconomic data have improved slightly underpinning our belief that a gradual recovery in global economic growth will ultimately be sustained. We expect this to be led by the United States where we believe economic policy will remain accommodative until growth in final demand has been assured. However, we anticipate the profile of economic growth over this cycle to be modest.

The recent sustained rally has reduced valuation support for the market generally and returned many individual companies to fully valued or expensive territory. Consequently, we retain our focus on investing in high-quality franchises at reasonable valuations. This continues to lead us to a balanced strategy, which combines selected cyclicality (media and materials) with defensive companies (such as food, beverage and tobacco) offering what we believe is good growth at reasonable valuations.

We thank you for your interest in Merrill Lynch International Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Ian Rowley

Ian Rowley
Vice President and Portfolio Manager

January 3, 2003

--------------------------------------------------------------------------------
We are pleased to announce that Ian Rowley has been named Portfolio Manager of Merrill Lynch International Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Rowley joined an affiliate of Merrill Lynch Investment Managers International Limited in 2001. Prior thereto, Mr. Rowley was employed at UBS Asset Management.
--------------------------------------------------------------------------------


                                     2 & 3

                             Merrill Lynch International Fund, November 30, 2002

PERFORMANCE DATA

About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives.

o Class A Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                           6-Month        12-Month       Since Inception
As of November 30, 2002                 Total Return    Total Return      Total Return
========================================================================================
ML International Fund Class A Shares*      -16.73%         -14.72%          -23.67%
----------------------------------------------------------------------------------------
ML International Fund Class B Shares*      -17.25          -15.62           -26.87
----------------------------------------------------------------------------------------
ML International Fund Class C Shares*      -17.25          -15.62           -26.87
----------------------------------------------------------------------------------------
ML International Fund Class D Shares*      -16.92          -14.91           -24.47
----------------------------------------------------------------------------------------
MSCI EAFE Index**                          -15.10          -12.50           -18.63
========================================================================================

 * Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. Since inception total return is from 10/31/98.

Average Annual
Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/02                           - 14.72%          - 19.19%
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/02                                   - 6.40            - 7.63
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return          % Return
                                                Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/02                           - 15.62%          - 19.00%
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/02                                   - 7.37            - 7.80
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                  % Return           % Return
                                                Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/02                           - 15.62%          - 16.46%
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/02                                   - 7.37            - 7.37
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 11/30/02                           - 14.91%          - 19.38%
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/02                                   - 6.64            - 7.86
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     4 & 5

                             Merrill Lynch International Fund, November 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
INTERNATIONAL
FUND                As of November 30, 2002
===================================================================================================================================
Assets:             Investment in Mercury Master International Portfolio, at value
                    (identified cost--$161,586,374) .................................................                  $163,336,031
                    Prepaid registration fees .......................................................                        58,871
                                                                                                                       ------------
                    Total assets ....................................................................                   163,394,902
                                                                                                                       ------------
===================================================================================================================================
Liabilities:        Payables:
                      Distributor ...................................................................  $      99,696
                      Administrator .................................................................         31,144        130,840
                                                                                                       -------------
                    Accrued expenses ................................................................                       229,687
                                                                                                                       ------------
                    Total liabilities ...............................................................                       360,527
                                                                                                                       ------------
===================================================================================================================================
Net Assets:         Net assets ......................................................................                  $163,034,375
                                                                                                                       ============
===================================================================================================================================
Net Assets          Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized .                  $        251
Consist of:         Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized .                         1,186
                    Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized .                           549
                    Class D Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized .                           373
                    Paid-in capital in excess of par ................................................                   293,070,999
                    Accumulated investment loss--net ................................................  $    (752,393)
                    Accumulated realized capital losses on investments and foreign currency
                    transactions from the Portfolio--net ............................................   (131,036,247)
                    Unrealized appreciation on investments and foreign currency transactions from
                    the Portfolio--net ..............................................................      1,749,657
                                                                                                       -------------
                    Total accumulated losses--net ...................................................                  (130,038,983)
                                                                                                                       ------------
                    Net assets ......................................................................                  $163,034,375
                                                                                                                       ============
===================================================================================================================================
Net Asset           Class A--Based on net assets of $17,736,470 and 2,509,246 shares outstanding ....                  $       7.07
Value:                                                                                                                 ============
                    Class B--Based on net assets of $81,420,890 and 11,863,413 shares outstanding ...                  $       6.86
                                                                                                                       ============
                    Class C--Based on net assets of $37,667,973 and 5,489,270 shares outstanding ....                  $       6.86
                                                                                                                       ============
                    Class D--Based on net assets of $26,209,042 and 3,732,850 shares outstanding ....                  $       7.02
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
INTERNATIONAL
FUND                     For the Six Months Ended November 30, 2002
===================================================================================================================================
Investment Income        Net investment income allocated from the Portfolio:
From the                   Dividends (net of $169,566 foreign withholding tax) ........................                $  1,669,030
Portfolio--Net:            Interest ...................................................................                      24,393
                           Securities lending--net ....................................................                      19,467
                           Expenses ...................................................................                    (899,339)
                                                                                                                       ------------
                         Net investment income from the Portfolio .....................................                     813,551
                                                                                                                       ------------
===================================================================================================================================
Expenses:                Account maintenance and distribution fees--Class B ...........................  $   449,967
                         Transfer agent fees--Class B .................................................      231,502
                         Administration fees ..........................................................      226,747
                         Account maintenance and distribution fees--Class C ...........................      218,135
                         Transfer agent fees--Class C .................................................      113,799
                         Transfer agent fees--Class D .................................................       65,803
                         Transfer agent fees--Class A .................................................       47,176
                         Printing and shareholder reports .............................................       36,311
                         Account maintenance fees--Class D ............................................       34,778
                         Registration fees ............................................................       34,189
                                                                                                         -----------
                         Total expenses ...............................................................                   1,458,407
                                                                                                                       ------------
                         Investment loss--net .........................................................                    (644,856)
                                                                                                                       ------------
===================================================================================================================================
Realized & Unreal-       Realized gain (loss) from the Portfolio on:
ized Gain (Loss)           Investments--net ...........................................................  (29,882,461)
From the                   Foreign currency transactions--net .........................................       68,073    (29,814,388)
Portfolio--Net:                                                                                          -----------
                         Change in unrealized appreciation on investments and foreign currency
                         transactions from the Portfolio--net .........................................                  (7,921,699)
                                                                                                                       ------------
                         Total realized and unrealized loss from the Portfolio--net ...................                 (37,736,087)
                                                                                                                       ------------
                         Net Decrease in Net Assets Resulting from Operations .........................                $(38,380,943)
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.


                                     6 & 7

                             Merrill Lynch International Fund, November 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six          For the
MERRILL LYNCH                                                                                        Months Ended       Year Ended
INTERNATIONAL                                                                                        November 30,         May 31,
FUND                     Decrease in Net Assets:                                                         2002              2002
===================================================================================================================================
Operations:              Investment loss--net ................................................      $    (644,856)    $  (1,541,069)
                         Realized loss on investments and foreign currency transactions from
                         the Portfolio--net ..................................................        (29,814,388)      (48,474,825)
                         Change in unrealized appreciation/depreciation on investments and
                         foreign currency transactions from the Portfolio--net ...............         (7,921,699)        9,319,851
                                                                                                    -------------     -------------
                         Net decrease in net assets resulting from operations ................        (38,380,943)      (40,696,043)
                                                                                                    -------------     -------------
===================================================================================================================================
Capital Share            Net decrease in net assets derived from capital share transactions ..        (27,211,613)      (96,847,000)
Transactions:                                                                                       -------------     -------------
===================================================================================================================================
Net Assets:              Total decrease in net assets ........................................        (65,592,556)     (137,543,043)
                         Beginning of period .................................................        228,626,931       366,169,974
                                                                                                    -------------     -------------
                         End of period* ......................................................      $ 163,034,375     $ 228,626,931
                                                                                                    =============     =============
===================================================================================================================================
                        *Accumulated investment loss--net ....................................      $    (752,393)    $    (107,537)
                                                                                                    =============     =============
===================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                  Class A@@
                                                                          ----------------------------------------------------------
                                                                                                                           For the
                   The following per share data and ratios have been                                                       Period
                   derived from information provided in the financial     For the Six               For the              October 30,
MERRILL LYNCH      statements.                                            Months Ended         Year Ended May 31,         1998++ to
INTERNATIONAL                                                             November 30,  -------------------------------    May 31,
FUND               Increase (Decrease) in Net Asset Value:                    2002         2002       2001        2000      1999
====================================================================================================================================
Per Share          Net asset value, beginning of period .................  $   8.49     $   9.47   $  12.34    $  10.42   $  10.00
Operating                                                                  --------     --------   --------    --------   --------
Performance:       Investment income--net ...............................        --**+       .02**      .02**       .04**      .06
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions from the
                   Portfolio--net .......................................     (1.42)       (1.00)     (2.25)       2.16        .36
                                                                           --------     --------   --------    --------   --------
                   Total from investment operations .....................     (1.42)        (.98)     (2.23)       2.20        .42
                                                                           --------     --------   --------    --------   --------
                   Less dividends and distributions:
                     In excess of investment income--net ................        --           --         --        (.10)        --
                     Realized gain on investments from the Portfolio--net        --           --       (.59)       (.18)        --
                     In excess of realized gain on investments from the
                     Portfolio--net .....................................        --           --       (.05)         --         --
                                                                           --------     --------   --------    --------   --------
                   Total dividends and distributions ....................        --           --       (.64)       (.28)        --
                                                                           --------     --------   --------    --------   --------
                   Net asset value, end of period .......................  $   7.07     $   8.49   $   9.47    $  12.34   $  10.42
                                                                           ========     ========   ========    ========   ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...................   (16.73%)@    (10.35%)   (18.91%)     20.99%      4.20%@
Return:***                                                                 ========     ========   ========    ========   ========
====================================================================================================================================
Ratios to Average  Expenses+++ ..........................................     1.79%*       1.61%      1.41%       1.24%      1.56%*
Net Assets:                                                                ========     ========   ========    ========   ========
                   Investment income--net ...............................      .10%*        .22%       .15%        .33%      1.21%*
                                                                           ========     ========   ========    ========   ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............  $ 17,736     $ 25,281   $ 46,569    $ 69,325   $ 33,958
Data:                                                                      ========     ========   ========    ========   ========
====================================================================================================================================

  *   Annualized.
 **   Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
  +   Amount is less than $.01 per share.
 ++   Commencement of operations.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.
 @@   Prior to May 1, 2002, Class A Shares were designated Class I Shares.

      See Notes to Financial Statements.


                                     8 & 9

                             Merrill Lynch International Fund, November 30, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                    Class B
                                                                        ------------------------------------------------------------
                                                                                                                           For the
                   The following per share data and ratios have been                                                       Period
                   derived from information provided in the financial   For the Six                For the               October 30,
MERRILL LYNCH      statements.                                          Months Ended          Year Ended May 31,          1998++ to
INTERNATIONAL                                                           November 30,  --------------------------------     May 31,
FUND               Increase (Decrease) in Net Asset Value:                  2002         2002        2001        2000       1999
====================================================================================================================================
Per Share          Net asset value, beginning of period ................. $   8.29    $   9.34    $  12.24    $  10.36    $  10.00
Operating                                                                 --------    --------    --------    --------    --------
Performance:       Investment income (loss)--net ........................     (.03)**     (.06)**     (.10)**     (.09)**      .01
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net     (1.40)       (.99)      (2.21)       2.14         .35
                                                                          --------    --------    --------    --------    --------
                   Total from investment operations .....................    (1.43)      (1.05)      (2.31)       2.05         .36
                                                                          --------    --------    --------    --------    --------
                   Less distributions:
                     Realized gain on investments from the Portfolio--net       --          --        (.54)       (.17)         --
                     In excess of realized gain on investments from the
                     Portfolio--net .....................................       --          --        (.05)         --          --
                                                                          --------    --------    --------    --------    --------
                   Total distributions ..................................       --          --        (.59)       (.17)         --
                                                                          --------    --------    --------    --------    --------
                   Net asset value, end of period ....................... $   6.86    $   8.29    $   9.34    $  12.24    $  10.36
                                                                          ========    ========    ========    ========    ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...................  (17.25%)@   (11.24%)    (19.69%)     19.68%       3.60%@
Return:***                                                                ========    ========    ========    ========    ========
====================================================================================================================================
Ratios to Average  Expenses+++ ..........................................    2.83%*      2.64%       2.44%       2.26%       2.55%*
Net Assets:                                                               ========    ========    ========    ========    ========
                   Investment income (loss)--net ........................    (.94%)*     (.77%)      (.85%)      (.74%)       .12%*
                                                                          ========    ========    ========    ========    ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ............. $ 81,421    $112,586    $167,788    $224,759    $142,434
Data:                                                                     ========    ========    ========    ========    ========
====================================================================================================================================

                                                                                                    Class C
                                                                         -----------------------------------------------------------
                                                                                                                           For the
                   The following per share data and ratios have been                                                       Period
                   derived from information provided in the financial    For the Six               For the               October 30,
                   statements.                                           Months Ended         Year Ended May 31,          1998++ to
                                                                         November 30,  -------------------------------       May
                   Increase (Decrease) in Net Asset Value:                    2002       2002        2001        2000       1999
====================================================================================================================================
Per Share          Net asset value, beginning of period .................  $   8.29    $  9.34    $  12.24    $  10.36    $  10.00
Operating                                                                  --------    -------    --------    --------    --------
Performance:       Investment income (loss)--net ........................      (.03)**    (.07)**     (.10)**     (.09)**      .01
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net      (1.40)      (.98)      (2.21)       2.14         .35
                                                                           --------    -------    --------    --------    --------
                   Total from investment operations .....................     (1.43)     (1.05)      (2.31)       2.05         .36
                                                                           --------    -------    --------    --------    --------
                   Less distributions:
                     Realized gain on investments from the Portfolio--net        --         --        (.54)       (.17)         --
                     In excess of realized gain on investments from the
                     Portfolio--net .....................................        --         --        (.05)         --          --
                                                                           --------    -------    --------    --------    --------
                   Total distributions ..................................        --         --        (.59)       (.17)         --
                                                                           --------    -------    --------    --------    --------
                   Net asset value, end of period .......................  $   6.86    $  8.29    $   9.34    $  12.24    $  10.36
                                                                           ========    =======    ========    ========    ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...................   (17.25%)@  (11.24%)    (19.70%)     19.68%       3.60%@
Return:***                                                                 ========    =======    ========    ========    ========
====================================================================================================================================
Ratios to Average  Expenses+++ ..........................................     2.84%*     2.64%       2.43%       2.26%       2.56%*
Net Assets:                                                                ========    =======    ========    ========    ========
                   Investment income (loss)--net ........................     (.95%)*    (.83%)      (.88%)      (.73%)       .14%*
                                                                           ========    =======    ========    ========    ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .............  $ 37,668    $56,945    $109,170    $179,843    $109,047
Data:                                                                      ========    =======    ========    ========    ========
====================================================================================================================================

                                                                                                   Class D@@
                                                                          ----------------------------------------------------------
                                                                                                                           For the
                   The following per share data and ratios have been                                                       Period
                   derived from information provided in the financial   For the Six               For the                October 30,
                   statements.                                          Months Ended         Year Ended May 31,           1998++ to
                                                                        November 30,  --------------------------------     May 31,
                   Increase (Decrease) in Net Asset Value:                  2002        2002        2001        2000        1999
====================================================================================================================================
Per Share          Net asset value, beginning of period ................. $   8.45    $   9.44    $  12.32    $  10.40    $  10.00
Operating                                                                 --------    --------    --------    --------    --------
Performance:       Investment income (loss)--net ........................     (.01)**       --**+     (.01)**     (.01)**      .05
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions from the Portfolio--net     (1.42)       (.99)      (2.24)       2.18         .35
                                                                          --------    --------    --------    --------    --------
                   Total from investment operations .....................    (1.43)       (.99)      (2.25)       2.17         .40
                                                                          --------    --------    --------    --------    --------
                   Less dividends and distributions:
                     In excess of investment income--net ................       --          --          --        (.07)         --
                     Realized gain on investments from the Portfolio--net       --          --        (.57)       (.18)         --
                     In excess of realized gain on investments from the
                     Portfolio--net .....................................       --          --        (.06)         --          --
                                                                          --------    --------    --------    --------    --------
                   Total dividends and distributions ....................       --          --        (.63)       (.25)         --
                                                                          --------    --------    --------    --------    --------
                   Net asset value, end of period ....................... $   7.02    $   8.45    $   9.44    $  12.32    $  10.40
                                                                          ========    ========    ========    ========    ========
====================================================================================================================================
Total Investment   Based on net asset value per share ...................  (16.92%)@   (10.49%)    (19.13%)     20.77%       4.00%@
Return:***                                                                ========    ========    ========    ========    ========
====================================================================================================================================
Ratios to Average  Expenses+++ ..........................................    2.04%*      1.87%       1.66%       1.49%       1.82%*
Net Assets:                                                               ========    ========    ========    ========    ========
                   Investment income (loss)--net ........................    (.15%)*      .06%       (.07%)      (.08%)       .96%*
                                                                          ========    ========    ========    ========    ========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ............. $ 26,209    $ 33,815    $ 42,643    $ 60,099    $ 59,373
Data:                                                                     ========    ========    ========    ========    ========
====================================================================================================================================

  *   Annualized.
 **   Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
  +   Amount is less than $.01 per share.
 ++   Commencement of operations.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.
 @@   Prior to May 1, 2002, Class D Shares were designated Class A Shares.

      See Notes to Financial Statements.


                                    10 & 11

                             Merrill Lynch International Fund, November 30, 2002

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
INTERNATIONAL
FUND

1. Significant Accounting Policies:

Merrill Lynch International Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master International Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at November 30, 2002 was approximately 100%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized gains are due primarily to differing tax treatments for foreign currency transactions.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ................................               .25%             .75%
Class C ................................               .25%             .75%
Class D ................................               .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD            MLPF&S
--------------------------------------------------------------------------------
Class A ..................................                $ 3              $64
Class D ..................................                $ 3              $50
--------------------------------------------------------------------------------

For the six months ended November 30, 2002, MLPF&S received contingent deferred sales charges of $241,457 and $2,068 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the six months ended November 30, 2002 were $1,395,657 and $30,262,632, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $27,211,613 and $96,847,000 for the six months ended November 30, 2002 and the year ended May 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended November 30, 2002+                         Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               564,500            $ 3,936,594
Shares redeemed ..................            (1,031,661)            (7,359,633)
                                             -----------            -----------
Net decrease .....................              (467,161)           $(3,423,039)
                                             ===========            ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2002+                              Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               579,052           $  4,736,226
Shares redeemed ..................            (2,519,981)           (20,989,256)
                                             -----------           ------------
Net decrease .....................            (1,940,929)          $(16,253,030)
                                             ===========           ============
-------------------------------------------------------------------------------
+     Prior to May 1, 2002, Class A Shares were designated Class I Shares.

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended November 30, 2002                         Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             1,294,832           $  9,102,634
Automatic conversion of shares ...               (59,650)              (396,139)
Shares redeemed ..................            (2,951,726)           (20,841,401)
                                             -----------           ------------
-------------------------------------------------------------------------------
Net decrease .....................            (1,716,544)          $(12,134,906)
                                             ===========           ============
-------------------------------------------------------------------------------


                                    12 & 13

                             Merrill Lynch International Fund, November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
INTERNATIONAL
FUND

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2002                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,427,247        $ 19,796,963
Automatic conversion of shares .........            (11,108)            (83,383)
Shares redeemed ........................         (6,800,460)        (55,592,850)
                                               ------------        ------------
Net decrease ...........................         (4,384,321)       $(35,879,270)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended November 30, 2002                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................             55,561        $    398,402
Shares redeemed ........................         (1,435,637)        (10,179,754)
                                               ------------        ------------
Net decrease ...........................         (1,380,076)       $ (9,781,352)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2002                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,822,482        $ 15,260,808
Shares redeemed ........................         (6,641,951)        (54,779,696)
                                               ------------        ------------
Net decrease ...........................         (4,819,469)       $(39,518,888)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended November 30, 2002+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            562,951        $  4,057,515
Automatic conversion of shares .........             58,317             396,139
                                               ------------        ------------
Total issued ...........................            621,268           4,453,654
Shares redeemed ........................           (891,068)         (6,325,970)
                                               ------------        ------------
Net decrease ...........................           (269,800)       $ (1,872,316)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended May 31, 2002+                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................          8,683,035        $ 73,606,641
Automatic conversion of shares .........             10,956              83,383
                                               ------------        ------------
Total issued ...........................          8,693,991          73,690,024
Shares redeemed ........................         (9,207,597)        (78,885,836)
                                               ------------        ------------
Net decrease ...........................           (513,606)       $ (5,195,812)
                                               ============        ============
-------------------------------------------------------------------------------
+     Prior to May 1, 2002, Class D Shares were designated Class A Shares.

5. Capital Loss Carryforward:

On May 31, 2002, the Fund had a net capital loss carryforward of $78,582,562, of which $1,667,428 expires in 2009 and $76,915,134 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                    Mercury Master International Portfolio
                    ----------------------------------------------------------------------------------------------------------------
                                                       Shares                                                             Percent of
EUROPE              Industry*                           Held                         Investments                Value     Net Assets
====================================================================================================================================
Finland             Communications Equipment           171,320   Nokia Oyj 'A'                              $ 3,306,325      2.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Finland                 3,306,325      2.0
====================================================================================================================================
France              Automobiles                         11,335   PSA Peugeot Citroen                            511,369      0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Banks                               37,260   BNP Paribas SA                               1,519,716      0.9
                    ----------------------------------------------------------------------------------------------------------------
                    Building Products                   22,870   Compagnie de Saint-Gobain                      690,950      0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals                           15,825   Air Liquide                                  2,126,840      1.3
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Drug Retailing               16,335   Carrefour SA                                   717,603      0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products                        2,450   Groupe Danone                                  320,987      0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Media                               26,240   Vivendi Universal SA                           427,837      0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Multi-Utilities & Unregulated       25,600   Suez SA                                        468,591      0.3
                    Power
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                           36,090   TotalFinaElf SA                              4,850,405      3.0
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                     29,950   Aventis SA                                   1,666,989      1.0
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductor Equipment &           50,850   STMicroelectronics NV                        1,301,567      0.8
                    Products
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure       49,110  +Autoroutes du Sud de la France               1,218,923      0.8
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in France                 15,821,777      9.7
====================================================================================================================================
Germany             Automobiles                         36,210   Bayerische Motoren Werke (BMW) AG            1,235,545      0.8
                    ----------------------------------------------------------------------------------------------------------------
                    Software                             7,920   SAP AG (Systeme, Anwendungen, Produkte
                                                                 in der Datenverarbeitung)                      699,639      0.4
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Germany                 1,935,184      1.2
====================================================================================================================================
Ireland             Banks                              174,765   Allied Irish Banks PLC                       2,468,758      1.5
                                                         2,576   Anglo Irish Bank Corporation PLC                17,900      0.0
                                                        84,879   Anglo Irish Bank Corporation PLC               582,620      0.4
                                                                                                            -----------    -----
                                                                                                              3,069,278      1.9
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials             154,325   CRH PLC                                      2,264,457      1.4
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Ireland                 5,333,735      3.3
====================================================================================================================================


                                    14 & 15

                             Merrill Lynch International Fund, November 30, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                    Mercury Master International Portfolio (continued)
                    ----------------------------------------------------------------------------------------------------------------
EUROPE                                                 Shares                                                             Percent of
(continued)         Industry*                           Held                       Investments                Value       Net Assets
====================================================================================================================================
Italy               Banks                              342,025   Intesa BCI SpA                           $     746,841      0.5%
                                                       343,815   Unicredito Italiano SpA                      1,371,529      0.8
                                                                                                          -------------    -----
                                                                                                              2,118,370      1.3
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                        202,650   Telecom Italia SpA                           1,657,121      1.0
                    Telecommunication Services
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                          214,440   ENI SpA                                      3,118,810      1.9
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Italy                   6,894,301      4.2
====================================================================================================================================
Netherlands         Diversified Financials              78,420   Fortis                                       1,390,178      0.9
                                                        63,460   Fortis                                       1,123,714      0.7
                                                        22,310   ING Groep NV                                   425,015      0.3
                                                                                                          -------------    -----
                                                                                                              2,938,907      1.9
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products                       61,825   Unilever NV 'A'                              3,604,106      2.2
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                          142,690   Royal Dutch Petroleum Company                6,251,390      3.8
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in the Netherlands        12,794,403      7.9
====================================================================================================================================
Spain               Banks                              216,210   Banco Bilbao Vizcaya, SA                     2,256,249      1.4
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                        149,175  +Telefonica SA                                1,519,609      0.9
                    Telecommunication Services
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities                  30,020   Endesa SA                                      355,679      0.2
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Spain                   4,131,537      2.5
====================================================================================================================================
Sweden              Machinery                           50,715   Atlas Copco AB 'A'                           1,169,219      0.7
                                                        22,300   SKF AB 'B'                                     630,965      0.4
                                                        41,780   Sandvik AB                                   1,007,008      0.6
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Sweden                  2,807,192      1.7
====================================================================================================================================
Switzerland         Banks                               39,200  +Credit Suisse Group                            922,260      0.6
                                                        54,870  +UBS AG (Registered Shares)                   2,764,954      1.7
                                                                                                          -------------    -----
                                                                                                              3,687,214      2.3
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products                       15,098   Nestle SA (Registered Shares)                3,053,391      1.9
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &              4,220  +Centerpulse AG (Registered Shares)             677,066      0.4
                    Supplies
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance                           22,375   Swiss Re (Registered Shares)                 1,674,279      1.0
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                     94,200   Novartis AG (Registered Shares)              3,505,353      2.1
                                                        17,640   Roche Holding AG                             1,254,564      0.8
                                                                                                          -------------    -----
                                                                                                              4,759,917      2.9
                    ----------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Switzerland            13,851,867      8.5
====================================================================================================================================
United Kingdom      Aerospace & Defense                493,155   BAE Systems PLC                              1,298,738      0.8
                    ----------------------------------------------------------------------------------------------------------------
                    Banks                              368,520   Barclays PLC                                 2,666,390      1.6
                                                       124,862   Lloyds TSB Group PLC                         1,053,998      0.7
                                                       158,770   Royal Bank of Scotland Group PLC             4,071,320      2.5
                                                                                                          -------------    -----
                                                                                                              7,791,708      4.8
                    ----------------------------------------------------------------------------------------------------------------
                    Beverages                          254,065   Diageo PLC                                   2,646,702      1.6
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services &              278,343   Brambles Industries PLC                        640,991      0.4
                    Supplies                           304,375   Bunzl PLC                                    2,022,304      1.2
                                                                                                          -------------    -----
                                                                                                              2,663,295      1.6
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                        267,240   BT Group PLC                                   873,233      0.5
                    Telecommunication Services
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities                 219,670   National Grid Group PLC                      1,474,041      0.9
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Drug Retailing              887,770   Tesco PLC                                    2,804,181      1.7
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products                       78,350   Cadbury Schweppes PLC                          508,376      0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Gas Utilities                      442,240   Centrica PLC                                 1,162,932      0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &            131,755   Nycomed Amersham PLC                         1,184,962      0.7
                    Supplies
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure      119,355   Compass Group PLC                              585,935      0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance                          142,880   Prudential Corporation PLC                   1,190,530      0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Media                               40,625  +British Sky Broadcasting Group PLC
                                                                 ("BSkyB")                                      415,306      0.3
                                                        30,215   Pearson PLC                                    347,673      0.2
                                                       288,190   Reed Elsevier PLC                            2,533,594      1.5
                                                       247,255   WPP Group PLC                                2,094,848      1.3
                                                                                                          -------------    -----
                                                                                                              5,391,421      3.3
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining                    735,600   Billiton PLC                                 3,903,064      2.4
                                                       171,570   Rio Tinto PLC (Registered Shares)            3,475,857      2.1
                                                                                                          -------------    -----
                                                                                                              7,378,921      4.5
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                          915,205   BP Amoco PLC                                 5,959,687      3.7
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                     45,545   AstraZeneca Group PLC                        1,733,432      1.1
                                                       208,535   GlaxoSmithKline PLC                          3,903,500      2.4
                                                                                                          -------------    -----
                                                                                                              5,636,932      3.5
                    ----------------------------------------------------------------------------------------------------------------
                    Tobacco                             56,990   British American Tobacco PLC                   514,323      0.3
                                                        24,500   Imperial Tobacco Group PLC                     348,054      0.2
                                                                                                          -------------    -----
                                                                                                                862,377      0.5
                    ----------------------------------------------------------------------------------------------------------------


                                    16 & 17

                             Merrill Lynch International Fund, November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                    Mercury Master International Portfolio (concluded)
                    ---------------------------------------------------------------------------------------------------------------
EUROPE                                                Shares                                                             Percent of
(concluded)         Industry*                          Held                               Investments          Value     Net Assets
===================================================================================================================================
United Kingdom      Water Utilities                    120,045   Severn Trent PLC                          $  1,159,966      0.7%
(concluded)         ---------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication       2,621,510   Vodafone Group PLC                           4,976,465      3.1
                    Services
                    ---------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in the United Kingdom     55,550,402     34.0
===================================================================================================================================
                                                                 Total Investments in Europe
                                                                 (Cost--$116,454,883)                       122,426,723     75.0
===================================================================================================================================
PACIFIC BASIN/ASIA
===================================================================================================================================
Australia           Banks                               97,200   Commonwealth Bank of Australia               1,481,523      0.9
                                                        44,000   National Australia Bank Limited                808,977      0.5
                                                                                                           ------------    -----
                                                                                                              2,290,500      1.4
                    ---------------------------------------------------------------------------------------------------------------
                    Beverages                          228,000   Foster's Brewing Group Limited                 596,476      0.4
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified                         68,100   Telstra Corporation Limited                    174,717      0.1
                    Telecommunication Services
                    ---------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Australia               3,061,693      1.9
===================================================================================================================================
Hong Kong           Banks                              220,960   HSBC Holdings PLC                            2,621,580      1.6
                    ---------------------------------------------------------------------------------------------------------------
                    Electric Utilities                 245,000   Hongkong Electric Holdings Limited             958,173      0.6
                    ---------------------------------------------------------------------------------------------------------------
                    Electrical Equipment               618,000   Johnson Electric Holdings Limited              713,196      0.4
                    ---------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Hong Kong               4,292,949      2.6
===================================================================================================================================
Japan               Air Freight & Logistics             74,000   Yamato Transport Co., Ltd.                   1,092,650      0.7
                    ---------------------------------------------------------------------------------------------------------------
                    Automobiles                         96,000   Nissan Motor Co., Ltd.                         765,555      0.5
                                                       107,900   Toyota Motor Corporation                     2,835,881      1.7
                                                                                                           ------------    -----
                                                                                                              3,601,436      2.2
                    ---------------------------------------------------------------------------------------------------------------
                    Beverages                          162,000   Asahi Breweries Limited                        958,658      0.6
                    ---------------------------------------------------------------------------------------------------------------
                    Chemicals                          251,000   Asahi Chemical Industry Co., Ltd.              590,034      0.4
                                                        37,000   Shin-Etsu Chemical Co., Ltd.                 1,316,737      0.8
                                                                                                           ------------    -----
                                                                                                              1,906,771      1.2
                    ---------------------------------------------------------------------------------------------------------------
                    Diversified Financials              18,550   Promise Co., Ltd.                              684,373      0.4
                                                        18,030   Takefuji Corporation                           988,953      0.6
                                                                                                           ------------    -----
                                                                                                              1,673,326      1.0
                    ---------------------------------------------------------------------------------------------------------------
                    Food & Drug Retailing               32,900   Lawson Inc.                                    888,863      0.5
                    ---------------------------------------------------------------------------------------------------------------
                    Food Products                       67,500   Katokichi Co., Ltd.                            943,782      0.6
                    ---------------------------------------------------------------------------------------------------------------
                    Gas Utilities                      435,000   Osaka Gas Co.                                1,019,018      0.6
                    ---------------------------------------------------------------------------------------------------------------
                    Health Care Providers &             17,000   Suzuken Co., Ltd.                              396,849      0.2
                    Services
                    ---------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants & Leisure       12,800   Oriental Land Co., Ltd                         774,175      0.5
                    ---------------------------------------------------------------------------------------------------------------
                    Household Durables                 140,000   Sharp Corporation                            1,520,957      0.9
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance                               57   Millea Holdings, Inc.                          438,730      0.3
                    ---------------------------------------------------------------------------------------------------------------
                    Leisure Equipment & Products        60,000   Fuji Photo Film                              1,949,149      1.2
                    ---------------------------------------------------------------------------------------------------------------
                    Machinery                           98,000   Tsubakimoto Chain Co.                          241,570      0.2
                    ---------------------------------------------------------------------------------------------------------------
                    Media                               99,000   Toppan Printing Co., Ltd.                      729,682      0.4
                    ---------------------------------------------------------------------------------------------------------------
                    Office Electronics                  77,000   Canon, Inc.                                  2,935,069      1.8
                    ---------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                     28,000   Fujisawa Pharmaceutical Co., Ltd.              607,926      0.4
                                                        52,300   Takeda Chemical Industries, Ltd.             2,198,465      1.3
                                                                                                           ------------    -----
                                                                                                              2,806,391      1.7
                    ---------------------------------------------------------------------------------------------------------------
                    Real Estate                        180,000   Mitsubishi Estate Company, Limited           1,344,325      0.8
                    ---------------------------------------------------------------------------------------------------------------
                    Road & Rail                        378,000   Keisei Electric Railway Co., Ltd.            1,045,929      0.6
                    ---------------------------------------------------------------------------------------------------------------
                    Trading Companies &                206,000   Mitsubishi Corporation                       1,298,061      0.8
                    Distributors
                    ---------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication             849   NTT DoCoMo, Inc.                             1,718,581      1.1
                    Services
                    ---------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Japan                  29,283,972     17.9
===================================================================================================================================
Singapore           Diversified Financials             149,000   United Overseas Bank Ltd.                    1,012,286      0.6
                    ---------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates           118,000   Sembcorp Industries Limited
                                                                 (Warrants) (a)                                     334      0.0
                    ---------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Singapore               1,012,620      0.6
===================================================================================================================================
                                                                 Total Investments in the Pacific
                                                                 Basin/Asia (Cost--$41,943,832)              37,651,234     23.0
===================================================================================================================================

                                                                              Short-Term Securities
===================================================================================================================================
                    Common Stock                     3,057,075   Merrill Lynch Liquidity Series, LLC
                                                                 Cash Sweep Series I (b)                      3,057,075      1.9
                    ---------------------------------------------------------------------------------------------------------------
                                                                 Total Investments in Short-Term
                                                                 Securities (Cost--$3,057,075)                3,057,075      1.9
===================================================================================================================================
                    Total Investments (Cost--$161,455,790)                                                  163,135,032     99.9
                    Other Assets Less Liabilities                                                               201,079      0.1
                                                                                                           ------------    -----
                    Net Assets                                                                             $163,336,111    100.0%
                                                                                                           ============    =====
===================================================================================================================================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                             Net Share        Net       Dividend
      Affiliate                              Activity         Cost       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I                3,057,075     $3,057,075    $1,213
      --------------------------------------------------------------------------
+     Non-income producing security.

      See Notes to Financial Statements.

                                    18 & 19

                             Merrill Lynch International Fund, November 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

MERCURY MASTER
INTERNATIONAL
PORTFOLIO                As of November 30, 2002
====================================================================================================================================
Assets:                  Investments, at value (including securities loaned of $2,413,304)
                         (identified cost--$161,455,790) ............................................                  $163,135,032
                         Investments held as collateral for loaned securities, at value .............                     2,578,501
                         Cash .......................................................................                        10,213
                         Foreign cash (cost--$263) ..................................................                         2,352
                         Receivables:
                           Securities sold ..........................................................   $ 5,571,218
                           Dividends ................................................................     1,555,592
                           Contributions ............................................................       272,349
                           Loaned securities income .................................................         1,882       7,401,041
                                                                                                        -----------
                         Prepaid expenses ...........................................................                         1,051
                                                                                                                       ------------
                         Total assets ...............................................................                   173,128,190
                                                                                                                       ------------
===================================================================================================================================
Liabilities:             Collateral on securities loaned, at value ..................................                     2,578,501
                         Payables:
                           Securities purchased .....................................................     6,549,465
                           Withdrawals ..............................................................       495,694
                           Investment adviser .......................................................        93,590       7,138,749
                                                                                                        -----------
                         Accrued expenses ...........................................................                        74,829
                                                                                                                       ------------
                         Total liabilities ..........................................................                     9,792,079
                                                                                                                       ------------
===================================================================================================================================
Net Assets:              Net assets .................................................................                  $163,336,111
                                                                                                                       ============
===================================================================================================================================
Net Assets               Investors' capital .........................................................                  $161,586,447
Consist of:              Unrealized appreciation on investments and foreign currency transactions--net                    1,749,664
                                                                                                                       ------------
                         Net assets .................................................................                  $163,336,111
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERCURY MASTER
INTERNATIONAL
PORTFOLIO                For the Six Months Ended November 30, 2002
===================================================================================================================================
Investment Income:       Dividends (net of $169,566 foreign withholding tax) .......................                   $  1,669,031
                         Interest ..................................................................                         24,393
                         Securities lending--net ...................................................                         19,467
                                                                                                                       ------------
                         Total income ..............................................................                      1,712,891
                                                                                                                       ------------
===================================================================================================================================
Expenses:                Investment advisory fees ..................................................   $    681,625
                         Custodian fees ............................................................        110,764
                         Accounting services .......................................................         56,059
                         Professional fees .........................................................         30,228
                         Trustees' fees and expenses ...............................................         14,627
                         Pricing fees ..............................................................          1,556
                         Printing and shareholder reports ..........................................          1,351
                         Other .....................................................................          3,129
                                                                                                       ------------
                         Total expenses ............................................................                        899,339
                                                                                                                       ------------
                         Investment income--net ....................................................                        813,552
                                                                                                                       ------------
===================================================================================================================================
Realized & Unreal-       Realized gain (loss) from:
ized Gain (Loss) on        Investments--net ........................................................     (29,882,475)
Investments &              Foreign currency transactions--net ......................................          68,073    (29,814,402)
Foreign Currency                                                                                       ------------
Transactions--Net:        Change in unrealized appreciation/depreciation on:
                           Investments--net ........................................................      (7,962,652)
                           Foreign currency transactions--net ......................................          40,950     (7,921,702)
                                                                                                       ------------    ------------
                         Total realized and unrealized loss on investments and foreign
                         currency transactions--net ................................................                    (37,736,104)
                                                                                                                       ------------
                         Net Decrease in Net Assets Resulting from Operations ......................                   $(36,922,552)
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.


                                    20 & 21

                             Merrill Lynch International Fund, November 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Six        For the
MERCURY MASTER                                                                                     Months Ended       Year Ended
INTERNATIONAL                                                                                       November 30,        May 31,
PORTFOLIO                Decrease in Net Assets:                                                        2002             2002
=================================================================================================================================
Operations:              Investment income--net ............................................      $     813,552     $   2,500,266
                         Realized loss on investments and foreign currency transactions--net        (29,814,402)      (48,474,840)
                         Change in unrealized appreciation/depreciation on investments and
                         foreign currency transactions--net ................................         (7,921,702)        9,319,856
                                                                                                  -------------     -------------
                         Net decrease in net assets resulting from operations ..............        (36,922,552)      (36,654,718)
                                                                                                  -------------     -------------
=================================================================================================================================
Capital                  Proceeds from contributions .......................................          1,395,657       113,784,649
Transactions:            Fair value of withdrawals .........................................        (30,262,632)     (214,723,946)
                                                                                                  -------------     -------------
                         Net decrease in net assets derived from capital transactions ......        (28,866,975)     (100,939,297)
                                                                                                  -------------     -------------
=================================================================================================================================
Net Assets:              Total decrease in net assets ......................................        (65,789,527)     (137,594,015)
                         Beginning of period ...............................................        229,125,638       366,719,653
                                                                                                  -------------     -------------
                         End of period .....................................................      $ 163,336,111     $ 229,125,638
                                                                                                  =============     =============
=================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                        For the
                                                                      For the                                           Period
                                                                     Six Months                 For the                 Oct. 30,
MERCURY MASTER        The following ratios have been derived from      Ended               Year Ended May 31,           1998+ to
INTERNATIONAL         information provided in the financial           Nov. 30,     ---------------------------------     May 31,
PORTFOLIO             statements.                                       2002          2002        2001        2000        1999
====================================================================================================================================
Total Investment                                                       (16.11%)++     (9.27%)         --          --            --
Return:**                                                            =========     =========   =========   =========   ===========
====================================================================================================================================
Ratios to Average     Expenses ...............................            .99%*         .94%        .89%        .84%          .95%*
Net Assets:                                                          =========     =========   =========   =========   ===========
                      Investment income--net .................            .90%*         .92%        .68%        .67%         1.76%*
                                                                     =========     =========   =========   =========   ===========
====================================================================================================================================
Supplemental          Net assets, end of period (in thousands)       $ 163,336     $ 229,126   $ 366,720   $ 534,583   $   345,374
Data:                                                                =========     =========   =========   =========   ===========
                      Portfolio turnover .....................          97.58%       140.65%      88.01%      63.03%        24.19%
                                                                     =========     =========   =========   =========   ===========
====================================================================================================================================

 *    Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
 +    Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                                    22 & 23

                             Merrill Lynch International Fund, November 30, 2002

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER
INTERNATIONAL
PORTFOLIO

1. Significant Accounting Policies:

Mercury Master International Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services,


                                    24 & 25

                             Merrill Lynch International Fund, November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERCURY MASTER
INTERNATIONAL
PORTFOLIO

Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIMIL or its affiliates. As of November 30, 2002, cash collateral of $1,160,326 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,418,175 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended November 30, 2002, QA Advisors received $8,123 in securities lending agent fees.

In addition, MLPF&S received $20,218 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended November 30, 2002.

For the six months ended November 30, 2002, the Portfolio reimbursed MLIMIL $2,482 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2002 were $177,847,221 and $208,728,313, respectively.

Net realized gains (losses) for the six months ended November 30, 2002 and net unrealized gains as of November 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments .....................      $(28,024,806)      $  1,679,242
Financial futures contracts ...............        (1,857,669)                --
Forward foreign exchange
contracts .................................            53,677                 --
Foreign currency transactions .............            14,396             70,422
                                                 ------------       ------------
Total .....................................      $(29,814,402)      $  1,749,664
                                                 ============       ============
--------------------------------------------------------------------------------

As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $3,789,121, of which $10,850,476 related to appreciated securities and $14,639,597 related to depreciated securities. At November 30, 2002, the aggregate cost of investments for Federal income tax purposes was $166,924,153.

4. Commitments:

At November 30, 2002, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $4,814,000 and $3,471,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the credit agreement during the six months ended November 30, 2002.

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, Director/Trustee and President
David O. Beim, Director/Trustee
James T. Flynn, Director/Trustee
Todd Goodwin, Director/Trustee
George W. Holbrook, Jr., Director/Trustee
W. Carl Kester, Director/Trustee
Karen P. Robards, Director/Trustee
Ian Rowley, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


                                    26 & 27

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch International Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper           #MLINTL--11/02